                                                                  EXHIBIT 10.41

                                 AMENDMENT NO. 3

                         Dated as of September 26, 2003

                                       to

                           RECEIVABLES LOAN AGREEMENT

                          Dated as of February 27, 2003

                  THIS AMENDMENT NO. 3 (this "Amendment") dated as of September
26, 2003, is entered into by and among (i) TRW AUTOMOTIVE GLOBAL RECEIVABLES
LLC, a Delaware limited liability company (the "Borrower"), (ii) the "Conduit
Lenders" identified on the signature pages hereto, (iiii) the "Committed
Lenders" identified on the signature pages hereto, (iv) the "Funding Agents"
identified on the signature pages hereto and (v) JPMORGAN CHASE BANK, as administrative agent (the "Administrative Agent").

                             PRELIMINARY STATEMENTS

                  A. Reference is made to the Receivables Loan Agreement dated as of February 27, 2003 among the Borrower, the "Conduit Lenders", "Committed
Lenders" and "Funding Agents" from time to time parties thereto and the
Administrative Agent (as amended prior to the date hereof, the "Receivables Loan
Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Loan Agreement.

                  B. The parties hereto have agreed to amend the Receivables
Loan Agreement on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendment. Subject to the satisfaction of the
conditions precedent set forth in Section 2 below, Section 7.01(k) the
Receivables Loan Agreement is amended and restated in its entirety to read as follows:

                  "(k) the average Dilution Ratio for any three consecutive
Calculation Periods exceeds 4.00%; or"

                  SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date (the "Effective Date") which is the later to occur of
(i) September 26, 2003 and (ii) the date on which the Administrative Agent shall have received a copy of this Amendment duly executed by the Borrower, the
Collection Agent, the Administrative Agent and the Required Committed Lenders.

                  SECTION 3. Reference to and Effect on the Receivables Loan
Agreement.

                  3.1 Upon the effectiveness of this Amendment, each reference in the Receivables Loan Agreement to "this Agreement," "hereunder," "hereof,"
"herein," "hereby" or words of like import shall mean and be a reference to the
Receivables Loan Agreement as amended hereby, and each reference to the
Receivables Loan Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Loan Agreement shall mean and be a reference to the Receivables Loan Agreement as amended hereby.

                  3.2 Except as specifically amended hereby, the Receivables
Loan Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  3.3 The execution, delivery and effectiveness of this
Amendment shall not operate as a waiver of any right, power or remedy of any
Lender, any Funding Agent or the Administrative Agent under the Receivables Loan
Agreement, the Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

                  3.4 The Borrower represents that this Amendment has been duly authorized, executed and delivered by it pursuant to its limited liability company powers and constitutes its legal, valid and binding obligation.

                  SECTION 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY,
AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.

                  SECTION 5. Execution in Counterparts. This Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this
Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                                       2

                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                        TRW AUTOMOTIVE GLOBAL RECEIVABLES LLC,
                                        as Borrower

                                        By: /s/ Peter R. Rapin
                                            ----------------------------------
                                            Name:  Peter R. Rapin
                                            Title: Vice President, Treasury &
                                                   Tax

                       Signature Page to Amendment No. 3

                                        DELAWARE FUNDING CORPORATION,
                                        as a Conduit Lender

                                        By: JPMorgan Chase Bank as attorney-in-
                                        fact for Delaware Funding Corporation

                                        By: /s/ Bradley S. Schwartz
                                            ----------------------------------
                                            Name:  Bradley S. Schwartz
                                            Title: Managing Director

                                        JPMORGAN CHASE BANK,
                                        as a Funding Agent

                                        By: /s/ Christopher Lew
                                            ----------------------------------
                                            Name:  Christopher Lew
                                            Title: Assistant Vice President

                                        JPMORGAN CHASE BANK,
                                        as a Committed Lender

                                        By: /s/ Bradley S. Schwartz
                                            ----------------------------------
                                            Name:  Bradley S. Schwartz
                                            Title: Managing Director

                       Signature Page to Amendment No. 3

                                        ALPINE SECURITIZATION CORP.,
                                        as a Conduit Lender

                                        By:  Credit Suisse First Boston,
                                        New York Branch, as Attorney-in-Fact

                                        By: /s/ Joseph Soave
                                            ----------------------------------
                                            Name:  Joseph Soave
                                            Title: Vice President

                                        By: /s/ Mark Lengel
                                            ----------------------------------
                                            Name:  Mark Lengel
                                            Title: Director

                                        CREDIT SUISSE FIRST BOSTON,
                                        NEW YORK BRANCH,
                                        as a Funding Agent

                                        By: /s/ Anthony Giordano
                                            ----------------------------------
                                            Name:  Anthony Giordano
                                            Title: Director

                                        By: /s/ Alberto Zonca
                                            ----------------------------------
                                            Name:  Alberto Zonca
                                            Title: Vice President

                                        CREDIT SUISSE FIRST BOSTON,
                                        NEW YORK BRANCH,
                                        as a Committed Lender

                                        By: /s/ Anthony Giordano
                                            ----------------------------------
                                            Name:  Anthony Giordano
                                            Title: Director

                                        By: /s/ Alberto Zonca
                                            ----------------------------------
                                            Name:  Alberto Zonca
                                            Title: Vice President

                       Signature Page to Amendment No. 3

                                        RM MULTI-ASSET LIMITED,
                                        as a Conduit Lender

                                        By: /s/ Adrian J. Masterson
                                            ----------------------------------
                                            Name:  Adrian J. Masterson
                                            Title: Director

                                        DEUTSCHE BANK AG, LONDON,
                                        as a Funding Agent

                                        By: /s/ Jaime Pratt
                                            ----------------------------------
                                            Name:  Jaime Pratt
                                            Title: Vice President

                                        By: /s/ Sebastian Ottmann
                                            ----------------------------------
                                            Name:  Sebastian Ottmann
                                            Title: Vice President

                                        RM MULTI-ASSET LIMITED,
                                        as a Committed Lender

                                        By: /s/ Adrian J. Masterson
                                            ----------------------------------
                                            Name:  Adrian J. Masterson
                                            Title: Director

                       Signature Page to Amendment No. 3

                                        LIBERTY STREET FUNDING CORP.,
                                        as a Conduit Lender

                                        By: /s/ Frank B. Bilotta
                                            ----------------------------------
                                            Name:  Frank B. Bilotta
                                            Title: Vice President

                                        THE BANK OF NOVA SCOTIA,
                                        as a Funding Agent

                                        By: /s/ J. Alan Edwards
                                            ----------------------------------
                                            Name:  J. Alan Edwards
                                            Title: Managing Director

                                        THE BANK OF NOVA SCOTIA,
                                        as a Committed Lender

                                        By: /s/ J. Alan Edwards
                                            ----------------------------------
                                            Name:  J. Alan Edwards
                                            Title: Managing Director

                       Signature Page to Amendment No. 3

                                        THREE PILLARS FUNDING CORPORATION,
                                        as a Conduit Lender

                                        By: /s/ Evelyn Echevarria
                                            ----------------------------------
                                            Name:  Evelyn Echevarria
                                            Title: Vice President

                                        SUNTRUST CAPITAL MARKETS, INC.,
                                        as a Funding Agent

                                        By: /s/ James Bennison
                                            ----------------------------------
                                            Name:  James Bennison
                                            Title: Managing Director

                                        SUNTRUST BANK,
                                        as a Committed Lender

                                        By: /s/ William Humphries
                                            ----------------------------------
                                            Name:  William Humphries
                                            Title: Director

                       Signature Page to Amendment No. 3

                                        BEETHOVEN FUNDING CORPORATION,
                                        as a Conduit Lender

                                        By: /s/ Matthew M. Dorr
                                            ----------------------------------
                                            Name:  Matthew M. Dorr
                                            Title: Vice President

                                        DRESDNER BANK AG, NEW YORK BRANCH,
                                        as a Funding Agent

                                        By: /s/ William Aguiar
                                            ----------------------------------
                                            Name:  William Aguiar
                                            Title: Director

                                        By: /s/ David Taylor
                                            ----------------------------------
                                            Name:  David Taylor
                                            Title: Associate

                                        DRESDNER BANK AG, NEW YORK BRANCH,
                                        as a Committed Lender

                                        By: /s/ William Aguiar
                                            ----------------------------------
                                            Name:  William Aguiar
                                            Title: Director

                                        By: /s/ David Taylor
                                            ----------------------------------
                                            Name:  David Taylor
                                            Title: Associate

                       Signature Page to Amendment No. 3

                                        EIFFEL FUNDING LLC,
                                        as a Conduit Lender

                                        By Global Securitization Services, LLC
                                        its Manager

                                        By: /s/ Andrew L. Stidd
                                            ----------------------------------
                                            Name:  Andrew L. Stidd
                                            Title: President

                                        CDC FINANCIAL PRODUCTS INC.,
                                        as a Funding Agent

                                        By: /s/ CDC Financial Products Inc.
                                            ----------------------------------
                                            Name: CDC Financial Products Inc.

                                        By: /s/ Kathy Lynch
                                            ----------------------------------
                                            Name:  Kathy Lynch
                                            Title: Director

                                        CDC FINANCIAL PRODUCTS INC.,
                                        as a Committed Lender

                                        By: /s/ CDC Financial Products Inc.
                                            ----------------------------------
                                            Name: CDC Financial Products Inc.

                                        By: /s/ Kathy Lynch
                                            ----------------------------------
                                            Name:  Kathy Lynch
                                            Title: Director

                       Signature Page to Amendment No. 3

                                        JPMORGAN CHASE BANK,
                                        as Administrative Agent

                                        By: /s/ Christopher Lew
                                            ----------------------------------
                                            Name:  Christopher Lew
                                            Title: Assistant Vice President

                       Signature Page to Amendment No. 3

ACKNOWLEDGED AND AGREED:
-----------------------

TRW AUTOMOTIVE U.S. LLC, as Collection Agent

By:  /s/  Peter R. Rapin
    -------------------------
Name:  Peter R. Rapin
Title: Vice President, Treasury & Tax

                       Signature Page to Amendment No. 3